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                                                                    EXHIBIT 10.1
                                                                    ------------


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT, dated as of February 27, 1997 (this "Agreement"), among Esprit Telecom Group plc, a public limited company organized under the laws of England and Wales (the "Company"), Apax Partners & Co. Ventures Ltd. ("Apax Partners") as managers of Apax Ventures IV International Partners, L.P., Apax Ventures IV, Apax UK V-A, L.P., Apax UK V-B, Warburg, Pincus Ventures, L.P., a Delaware limited partnership ("Warburg, Pincus"), Hancock International Private Equity Partners II - Direct Fund L.P. ("Hancock"), Gold & Appel Transfer, S.A. ("Gold & Appel") and Abacus (C.I.) Limited ("Abacus"), as trustee of the Astro Trust. Each of Apax Partners, Warburg, Pincus, Hancock, Gold & Appel and Abacus is referred to herein as a "Shareholder."

         WHEREAS, the Company has determined that it is in the best interests of the Company to offer Ordinary Shares, nominal value 1p per share, of the Company (the "Ordinary Shares") in the form of American Depositary Shares ("ADSs") in the United States (the "Offering") pursuant to the filing of a Form F-1 Registration Statement under the United States Securities Act of 1933, as amended (the "Securities Act"); and

         WHEREAS, the Company has determined that it is in the best interests of the Company to enter into this Agreement with the Shareholders in connection with the Offering.

         NOW,   THEREFORE,    in   consideration   of   the   mutual   promises,
representations, warranties and conditions contained herein, the parties hereto agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

         SECTION 1.01. As used in this Agreement, the following terms shall have the following respective meanings:

                  "Commission" shall mean the United States Securities and Exchange Commission, or any other United States federal agency at the time administering the Securities Act or the Exchange Act (defined below), as applicable, whichever is the relevant statute.

                  "Exchange Act" shall mean the United States Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be amended from time to time.

                  "Holder" shall mean each Shareholder or any transferee or assignee thereof to whom the rights under this Agreement are assigned in accordance with the provisions of Section 4.06 hereof.

                  "person" shall mean a corporation, association, partnership, organization, group (as such term is used in Rule 13d-5 under the Exchange Act), business, individual, government or political subdivision thereof, governmental agency or other entity.

                  "Registrable Shares" shall mean all Ordinary Shares held by or on behalf of a Shareholder from time to time. For purposes of this Agreement, any Registrable Shares shall cease to be Registrable Shares when (x) a registration statement covering such Registrable

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         Shares has been  declared  effective and such  Registrable  Shares have been disposed of pursuant to such effective  registration  statement or
         (y) such Registrable Shares are sold freely in the public market by a person in a transaction in which the rights under the provisions of this Agreement are not assigned.

                                   ARTICLE II.

                         REPRESENTATIONS AND WARRANTIES

         SECTION 2.01. Representations and Warranties of the Shareholders. Each Shareholder severally and not jointly hereby represents and warrants to the Company that it has all requisite power and authority, and has received all requisite approvals to complete the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by each Shareholder and constitutes a valid and binding agreement enforceable against it in accordance with its terms.

         SECTION 2.02. Representations and Warranties of the Company. The Company represents and warrants to each Shareholder that it has been duly incorporated as a public limited company under the laws of England and Wales and that (i) it has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of its board of directors) to complete the transactions contemplated hereby and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and binding agreement enforceable by each Shareholder against it in accordance with its terms.

                                  ARTICLE III.

                 AGREEMENTS IN RESPECT OF THE REGISTRABLE SHARES

         SECTION 3.01. Demand Registrations. Each Holder shall have the right (the "Demand Right") on two (2) occasions during the term of this Agreement with respect to such Holder to require the Company to file a registration statement under the Securities Act in respect of all or some of the Registrable Shares held by such Holder (but not less than a number of Registrable Shares that represents at least 25% of the total number of Registrable Shares held by such Holder at such time; provided, however, that if such Holder is exercising such Demand Right together with any other Holders, then such Demand Right may be exercised if the Registrable Shares subject to such Holder's Demand Right, together with all other shares demanded by other Holders, shall exceed 10% of the then outstanding Ordinary Shares of the Company). Subject to the provisions of subsection (b) below, as promptly as practicable, but in no event later than 45 days after the Company receives a written request from such Holder demanding that the Company so register the number of Registrable Shares specified in such request, the Company shall file with the Commission and thereafter use its best efforts to cause to be declared effective promptly a registration statement (a "Demand Registration") providing for the registration of all Registrable Shares as such Holder shall have demanded be registered. Holders may distribute the Registrable Shares covered by such Demand Registration either by means of a firm commitment underwriting or other than by means of an underwriting; provided that, in the event of a distribution other than by means of an underwriting, such distribution may only be made following the effective date of the registration statement relating to such Demand Registration and so long as the registration statement remains effective in accordance with the terms of Section 3.03(a) (iii) of this Agreement. All requests made pursuant to this Section 3.01(a) shall specify the amount of the Registrable Shares to be registered and the intended method of distribution of such Registrable Shares.


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         (b) Anything in this  Agreement to the  contrary  notwithstanding,  the
Company  shall be  entitled  to  postpone  and  delay the  filing of any  Demand
Registration   until  the  earliest   practicable  time  at  which  such  Demand
Registration can be reasonably effected if (i) the Company is conducting or about to conduct an underwritten public offering of securities in which the Holder is entitled to join pursuant to Section 3.02 hereof, (ii) the Company is subject to an existing contractual obligation not to engage in a public offering, (iii) the financial statements of the Company for the fiscal period most recently ended prior to such written request are not yet available, or (iv) the Company shall determine that any such filing or the offering of any Registrable Shares would (x) in the good faith judgment of the Board of Directors of the Company, impede, delay or otherwise interfere with any pending
or  contemplated   acquisition,   corporate   reorganization  or  other  similar
transaction or financing related thereto involving the Company, (y) based upon advice from the Company's investment banker or financial advisor, adversely affect any pending or contemplated offering or sale of any class of securities by the Company, or (z) require disclosure of material nonpublic information which, if disclosed at such time, would be materially harmful to the interests of the Company and its shareholders. In the event of a decision by the Company to postpone or delay the filing of any Demand Registration pursuant to this
Section  3.01(b),  the Company shall notify all Holders (i) of such decision and
(ii) upon the expiration of any such postponement or delay. After the expiration of any such postponement or delay and without any further request from a Holder, the Company shall effect the filing of the relevant Demand Registration and shall use its best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless such Holder shall have, prior to the effective date of such Demand Registration, withdrawn in writing its initial request, in which case such withdrawn request shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which such Holder is entitled to hereunder.

         (c) Notwithstanding anything contained in this Section 3.01:

                           (i) the Company shall not be required to file a registration statement within six (6) months of the effective date of a prior registration statement filed as a result of a request for a Demand Registration by such Holder or within six (6) months of the effective date of a prior registration statement registering Ordinary Shares;

                           (ii) a Holder shall not be entitled to request a Demand Registration until after 180 days after the closing of the Offering; and

                           (iii) no request for a Demand Registration may be made by a Holder during the pendency of any lock-up period imposed in connection with a public offering of securities of the Company, except with the consent of the underwriters controlling the applicable lock-up agreement.

         (d) Notwithstanding anything contained in this Section 3.01, if the lead underwriter of an offering involving a Demand Registration advises the Holders that have requested such registration that the total number of Registrable Shares that the Holders intend to include is such as (i) would materially and adversely affect the price of the Ordinary Shares to be offered or (ii) result in a greater number of Ordinary Shares being offered than the market could reasonably absorb, then the number of Registrable Shares to be registered in the Demand Registration shall be reduced to such number which, in the opinion of such underwriters, can be sold without (y) materially and adversely affecting the price of the Ordinary Shares to be offered or (z) resulting in a greater number of Ordinary Shares being registered than the market could absorb. Such Registrable Shares to be included in such registration

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shall be allocated  pro rata among all  requesting  Holders on the basis of the relative number of securities originally requested to be registered by each of them.

         (e) The Company shall be entitled to include newly issued Ordinary Shares in any Demand Registration; provided, however, that if the lead underwriter of an offering involving a Demand Registration advises the Holders that have requested such registration that the number of Ordinary Shares that the Company intends to include in addition to the total number of Registrable Shares that the Holders intend to include is such as (i) would materially and adversely affect the price of the Ordinary Shares to be offered or (ii) result in a greater number of Ordinary Shares being offered than the market could reasonably absorb, then the Holders will promptly so advise the Company and may require that the newly issued Ordinary Shares be reduced to such number which, in the opinion of such underwriters, when added to the number of Registrable Shares that the Holders intend to be included, can be sold without (y) materially and adversely affecting the price of the Ordinary Shares to be offered or (z) resulting in a greater number of Ordinary Shares being registered than the market could absorb.

         SECTION 3.02. Piggyback Registration. (a) If, at any time following the date of the Offering and during the term of the Agreement with respect to each Holder, the Company proposes to file a registration statement under the Securities Act with respect to an offering of its Ordinary Shares (i) for its own account (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission)) or (ii) for the account of any holders of its Ordinary Shares (including any pursuant to a Demand Registration), on a form and in a manner that would permit registration of Registrable Shares for sale to the public under the Securities Act, the Company shall give written notice of such proposed filing to each Holder as soon as practicable (but in any event not less than 30 days before the anticipated filing date), and such notice shall offer each Holder the opportunity to register such number of Registrable Shares as the Holder shall request. Upon the written direction of any Holder, given within 20 days following the receipt by such Holder of any such written notice (which direction shall specify the number of Registrable Shares intended to be disposed of by such Holder), the Company shall include in such registration statement (a "Piggyback Registration" and, collectively with a Demand Registration, a "Registration") such number of Registrable Shares as shall be set forth in such notice.

         (b) Notwithstanding anything contained in this Section 3.02, if the lead underwriter of an offering involving a Piggyback Registration advises the Company that the inclusion of such Registrable Shares (i) would materially and adversely affect the price of the Ordinary Shares to be offered or (ii) result in a greater amount of Ordinary Shares being offered than the market could reasonably absorb, then the number of Registrable Shares to be registered by each party requesting Piggyback Registration shall be reduced such that the total number of Registrable Shares being registered is not larger than such number which, in the opinion of such underwriters, can be sold without (y) materially and adversely affecting the price of the Ordinary Shares to be offered or (z) resulting in a greater number of Ordinary Shares being registered than the market could absorb. Such Registrable Shares to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of securities originally requested to be registered by each of them. Nothing contained herein shall require the Company to reduce the number of Ordinary Shares proposed to be issued by the Company.

         (c) No Piggyback Registration effected under this Section 3.02 shall be deemed to have been effected pursuant to Section 3.01 hereof or shall release the Company of its obligations to effect any Demand Registration upon request as provided under Section 3.01 hereof.

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         (d) The Company  shall not be obligated to effect any  registration  of
Registrable   Shares  under  this  Section  3.02  that  is   incidental  to  the
registration   of  any  of  its  securities  in  connection   with  any  merger,
acquisition, exchange offer, dividend reinvestment plan or stock option or other employee benefit plan.

         (e) Notwithstanding anything contained in this Section 3.02, if, at any time after giving notice of its intention to register any of its securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to the Holders participating in such registration and thereupon the Company shall be relieved of its obligation to register any Registrable Shares in connection with such registration (but not from its obligation to pay expenses incurred in connection with such registration to the extent provided in Section 3.05).

         (f) No Holder may participate in any underwritten registration pursuant to Section 3.01 of this Agreement or this Section 3.02 unless such Holder (i) agrees to sell such Holder's Registrable Shares on the basis provided in any underwritten arrangements approved by the Company and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

         SECTION 3.03. Registration Procedures. (a) In connection with each Registration, and in accordance with the intended method or methods of distribution of the Ordinary Shares as described in such Registration, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations):

                    (i) keep the Holders advised in writing as to the initiation of each Registration and as to the completion thereof;

                    (ii) prepare and file with the Commission a registration statement on an appropriate form with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective and prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Shares covered by such registration statement;

                    (iii) keep such Registration effective for a period of one hundred and twenty (120) days or until the Holders, as applicable, have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (1) such 120-day period shall be extended for a period of time equal to the period during which the Holders refrain from selling any securities included in such Registration at the request of the Company and its underwriter; and (2) in the case of any registration of Registrable Shares on Form F-3 (or any applicable successor to such form) which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended until all such Registrable Shares are sold, provided that Rule 415 under the Securities Act, or any successor rule thereunder, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration

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         statement, the incorporation by reference of information required to be included in (y) and (z) above to be contained in periodic reports filed pursuant to Section 12 or 15(d) of the Exchange Act in the registration statement;

                    (iv) furnish to each Holder participating in such registration such numbers of copies of the registration statement and the prospectus included therein (including each preliminary prospectus and any amendments or supplements thereto), in conformity with the requirements of the Securities Act and such other documents and information as each Holder may reasonably request in order to facilitate the sale or disposition of such Registrable Shares;

                    (v) use its reasonable best efforts to register or qualify the Registrable Shares covered by such registration statement under such other securities or blue sky laws of such jurisdiction within the United States as shall be reasonably appropriate for the distribution of the Registrable Shares covered by the registration statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (d) be obligated to do so; and provided, further, that the Company shall not be required to qualify such Registrable Shares in any jurisdiction in which the securities regulatory authority of such jurisdiction requires that a Holder participating in such registration submit any of its Registrable Shares to the terms, provisions and restrictions of any escrow, lockup or similar agreement(s) for consent to sell Registrable Shares in such jurisdiction unless such Holder agrees to do so;

                    (vi) promptly notify each Holder participating in such registration, (1) when a prospectus or any prospectus supplement or amendment has been filed, and, with respect to a registration statement or any post-effective amendment to a registration statement, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information or any receipt of Commission comments, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for any such purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Shares for sale in any jurisdiction or the initiation or threat of any proceedings for such purpose, and (5) at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and at the request of any such Holder promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and shall otherwise comply in all material respects with applicable law;

                    (vii) use its reasonable best efforts to furnish, at the request of any Holder requesting Registration, if the method of distribution is by means of an underwriting, on the date that the Registrable Shares are delivered to the underwriters for sale pursuant to such registration, or if such Registrable Shares are not being sold through underwriters, on the date


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         that the registration statement with respect to such Registrable Shares becomes effective, (1) a signed opinion, dated such date, of the independent legal counsel representing the Company for the purpose of such registration, addressed to the underwriters, if any, and if such Registrable Shares are not being sold through underwriters, then to the Holders participating in such Registration, as to such matters as such underwriters or the Holders may reasonably request, in form and substance as would customarily be given to underwriters in such a transaction and reasonably satisfactory to a majority-in-interest of Holders participating in such Registration; and (2) letters dated such date and the date the offering is priced, from the independent
         certified  public   accountants  of  the  Company,   addressed  to  the
         underwriters, if any, and if such Registrable Shares are not being sold through underwriters, then to the Holders participating in such Registration and, if such accountants refuse to deliver such letters to such Holders pursuant to applicable accounting standards, then to the
         Company  (y)  stating  that  they  are  independent   certified  public
         accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements and other financial data of the Company included in the registration statement or the prospectus, or any amendment or supplement thereto, comply as to
         form  in  all  material   respects  with  the   applicable   accounting
         requirements of the Securities Act and (z) covering such other financial matters with respect to the registration in respect of which such letter is being given as such underwriters or the Holders, as the case may be, may reasonably request, in form and substance as would customarily be given to underwriters in such a transaction and reasonably satisfactory to a majority-in-interest of the Holders participating in such Registration;

                           (viii) enter into customary agreements (including if the method of distribution is by means of an underwritten public offering, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Shares to be so included in the registration statement;

                           (ix) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but not later than fifteen (15) months after the effective date of the registration statement, an earning statement covering the period of at least twelve (12) months beginning with the first full month after the "effective date" (as defined in Rule 158 under the Securities Act) of the registration statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                           (x) use its best efforts to list such securities on each securities exchange on which Ordinary Shares or ADSs are then listed, if such Registrable Shares are not already so listed and if such listing is then permitted under the rules of such exchange.

         (b) Each Holder requesting registration shall furnish to the Company in writing such information regarding such Holder and its intended method of distribution of the Registrable Shares as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith. Such Holder shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registrable Shares contains or would contain an untrue statement of a material fact regarding such Holder or its intended method of distribution of such Registrable Shares or omits to state any material fact regarding such Holder or its intended method of distribution of such Registrable Shares

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required to be stated therein or necessary to make the statements  therein,  in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information, or required so that such prospectus shall not contain, with respect to such Holder or the intended method of distribution of the Registrable Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall otherwise comply in all material respects with applicable law.

         (c) Each Holder  participating in any registration  pursuant to Section
3.01 or 3.02 shall enter into customary agreements (including if the method of distribution is by means of an underwritten public offering, an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Shares to be so included in the registration statement.

         (d) Each Holder participating in any Registration shall, upon receipt of notice of the occurrence of any of the events specified in Section 3.03(a)(vi)(2)-(5) hereof, forthwith discontinue disposition of such Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Holder's receipt of notice from the Company that the use of the applicable prospectus may be resumed or until such Holder's receipt of copies of an amended or supplemented prospectus.

         SECTION 3.04. Registration Expenses. (a) In the case of a registration proposed by the Company pursuant to which the Company is registering Ordinary Shares for its own account, all expenses, excluding underwriters' discounts and commissions and any stamp or transfer tax or duty, but including, without limitation, all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws, and fees and disbursements of counsel for the Company incurred in connection with each registration shall be paid by the Company. In the case of such a registration, each Holder participating in such registration shall bear and pay the underwriting commissions and discounts and any stamp or transfer tax or duty and the fees and disbursements of counsel for such Holder applicable to securities offered for its account in connection with such registration.

         (b) In the case of a Demand Registration, each Holder shall bear and pay the underwriting commissions and discounts and any stamp or transfer tax or duty and the fees and disbursements of counsel for such Holder applicable to securities offered for its account in connection with such registration. All other expenses, including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the National Association of Securities Dealers, Inc. or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or blue sky laws and fees and disbursements of counsel for the Company incurred in connection with each registration shall be paid by the Company and each Holder participating in such registration in proportion to the number of securities registered for the account of the Company and each Holder.

         SECTION 3.05. Indemnification; Contribution. (a) Indemnification by the Company. The Company shall, and it hereby agrees to, indemnify and hold harmless, in the case of any Registration registering Registrable Shares of a Holder, such Holder, each of such Holder's officers, directors and partners, and each person controlling such Holder within the meaning of the Securities Act (each, a "Holder Indemnified Party"), and each person who participates as a placement or sales agent or as an underwriter and each person controlling such agent or underwriter within the meaning of the Securities Act, in any offering or sale of the Registrable Shares, from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) joint or several to which such Holder Indemnified Party or such agent or underwriter or controlling person of such underwriter is or may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other document incident thereto, including without limitation, documents relating to qualification or compliance with respect to the securities relating to the Registration (collectively, the "Registration Documents"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of the Securities Act or the Exchange Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with such Registration (including, without limitation, any qualification or compliance); and the Company shall, and it hereby agrees to, reimburse each such Holder Indemnified Party or agent, underwriter or controlling person of such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage or liability (or action or proceeding in respect thereof) as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Document, in reliance upon and in conformity with written information furnished to the Company by such Holder Indemnified Party or any agent, underwriter or controlling person of such underwriter or other representative of such Holder expressly for use therein, or by such Holder's failure to furnish the Company, upon request, with the information with respect to such Holder Indemnified Party or any agent, underwriter or controlling person of such underwriter or other representative of such Holder, or of such Holder's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that such Holder Indemnified Person or such agent, underwriter or controlling person of such underwriter sold securities to the person alleging such loss, claim, damage or liability (or action or proceeding in respect thereof) without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to such Holder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration. The indemnification by the Company pursuant to this Section 3.05(a) shall not apply to the extent that such indemnification is prohibited by Section 151 of the U.K. Companies Act.

         (b) Indemnification by the Holder and Any Agent or Underwriters. Each Holder requesting or joining in a Registration, if Registrable Securities held by it are included in the Registration, severally and not jointly, shall indemnify and hold harmless (i) the Company, each of its directors and officers, each person, if any, who controls the Company within the meaning of the Securities Act (each, a "Company Indemnified Party"), (ii) each agent and any underwriter for the Company or controlling person of such underwriter (within the meaning of the Securities Act) and (iii)
each  Holder  Indemnified  Party  against  any  losses,   claims,   damages  or
liabilities (or actions or proceedings in respect thereof), joint or several, to which any such Company Indemnified Party, agent, underwriter, controlling person of such underwriter, or such other Holder Indemnified Party is or may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in any such Registration Document, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Registration Document, in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder expressly for use therein; and each such Holder shall reimburse any legal or other expenses reasonably incurred by such Company Indemnified Party or any such agent, underwriter, controlling person of such underwriter, or such other Holder Indemnified Party in connection with investigating or defending any loss, claim, damage or liability (or actions or proceedings in respect thereof) as such expenses are incurred; provided, however, that (i) the obligations of each of the Holders hereunder shall be limited to an amount equal to the net proceeds to such Holder of the securities sold in connection with such Registration and (ii) no Holder shall be liable to any such person in any such case to the extent of any such loss, claim, damage or liability (or action or proceeding in respect thereof), if such Holder shall sustain the burden of proving that such Company Indemnified Party, agent or underwriter or controlling person of such underwriter, or any other Holder Indemnified Party, as the case may be, sold securities to the person alleging such loss, claim, damage or liability (or action or proceeding in respect thereof), without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration.

         (c) Notice of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 3.05, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than pursuant to such provisions unless the indemnifying party is materially prejudiced thereby. In case any such action or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be permitted to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided, however, that an indemnified party may participate in such defense at such indemnified party's expense, unless the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and such indemnified party in such action, in which case the fees and expenses of counsel shall be at the expense of the indemnifying party. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and
(ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or behalf of any indemnified party.

         (d) Contribution. Each Holder requesting or joining in a Registration, if Registrable Securities held by it are included in the Registration; and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 3.05(a) or Section 3.05(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 3.05(d) were determined by pro rata allocation (even if the Holder or any agents for, or underwriters of, the Registrable Shares, or all of them, were treated as one entity for such purpose); or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 3.05(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 3.05(c) hereof) any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the foregoing, an indemnifying party shall not be required to contribute under this Section 3.05(d) except under such circumstances as such indemnifying party would have been liable pursuant to Section 3.05(a) or (b) had such indemnification been enforceable under applicable law.

         (e) Beneficiaries of Indemnification. The obligations of the Company under this Section 3.05 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder requesting or joining in a Registration, if Registrable Securities held by it are included in the Registration; and each agent and underwriter of the Registrable Shares and each person, if any, who controls such Holder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of such Holder and any agents or underwriters contemplated by this Section 3.05 shall be in addition to any liability that such Holder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

         SECTION 3.06. Underwriters. If any of the Registrable Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company except in the case of a Demand Registration, in which case the managing underwriter or underwriters shall be selected by a majority-in-interest of the Holders requesting such Registration after consultation with the Company and taking into account the Company's reasonable requests, provided that such managing underwriter or underwriters must be of recognized international standing.

         SECTION 3.07. Lockups. (a) Each Holder participating in any Demand Registration pursuant to Section 3.01 or Section 3.02, or, in the event of any registration of the Company's securities in which a Holder could exercise its rights to a Piggyback Registration pursuant to Section 3.02 other than a Demand Registration, then all Holders, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, shall agree in writing not to effect any sale, disposition or distribution of any Registrable Shares (other than that included in the Registration) without the prior written consent of the Company or the representatives of such underwriters, as the case may be, for such a period of time not to exceed 90 days from the effective date of such registration as the Company or the underwriters may specify; provided, however, in connection with any registration of the Company's securities other than a Demand Registration, no Holder shall be obligated to enter into any such lock-up agreement unless each of the directors and executive officers of the Company enter into a similar lock-up agreement; provided, further, that each Holder agrees not to effect any sale, disposition or distribution of any Registrable Shares for 180 days from the date of the prospectus relating to the Offering.

            (b) The Company shall, if so required by the managing underwriters in connection with an underwritten offering of Registrable Shares pursuant to
Section 3.01 or 3.02,  agree in writing not to effect any sale,  disposition  or distribution of any Ordinary Shares or securities convertible into or exchangeable or exercisable for Ordinary Shares (other than that included in the Registration) without the prior written consent of the representatives of such underwriters for such period of time not to exceed 180 days from the effective date of such registration as the underwriters may specify, except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

         SECTION 3.08. Over-allotment Options. It is understood that in any underwritten offering of Registrable Shares in addition to the shares (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase a number of additional shares (the "option shares") equal to up to 15% of the initial shares (or such other maximum amount as the National Association of Securities Dealers, Inc. may then permit), solely to cover over-allotments, if any. In the absence of agreement to the contrary, the number of initial shares and option shares to be sold by the Company and the Holders participating in such offering shall be allocated pro rata among such persons on the basis of the relative number of Registrable Shares each person has requested to be included in such registration.

         SECTION 3.09. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Shares under the Securities Act, the Company will give each Holder and its underwriters, if any, and its counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give it such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have issued a report on its financial statements as shall be necessary, in the opinion of such Holders and such underwriters or their respective counsel to conduct a reasonable investigation within the meaning of the Securities Act.

         SECTION 3.10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of restricted securities to the public without registration, the Company agrees to:

         (a) make and keep public information available as those terms are understood and defined in Rule 144(c) under the Securities Act, at all times from and after ninety (90) days following the effective date of the registration statement relating to the Offering;

         (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

         (c) so long as a Holder owns any Registrable Shares, furnish to such Holder upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the registration statement relating to the Offering, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the Holder to sell any such securities without registration.

         SECTION 3.11. Form F-3. Following the Offering, the Company shall use its best efforts to qualify for registration on Form F-3.

                                   ARTICLE IV.

                                  MISCELLANEOUS

         SECTION 4.01. Term of Agreement; Termination. The term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate with respect to a Holder on the earlier of: (i) ten (10) years from the date of this Agreement; and (ii) when the Registrable Shares held by such Holder no longer constitute at least 5% of the Company's then outstanding Ordinary Shares and if such Holder can then sell Ordinary Shares in the United States public market pursuant to an exemption from the registration requirements of the Securities Act and without regard to holding period, volume or manner-of-sale limitations.

         SECTION 4.02. Specific Performance and Other Equitable Rights. Each of the parties hereto recognizes and acknowledges that a breach by a party or by any assignee thereof of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto hereby waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

         SECTION 4.03. Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

         (a)      If to the Company, addressed as follows:

                           Esprit Telecom Group PLC
                           Minerva House
                           Valpy Street, Reading RG1 1AR
                           United Kingdom

                           Attention:  Roy Merritt
                           Telecopier:  44-118-951-4000

                  with copies to:

                           Shearman & Sterling
                           199 Bishopsgate
                           London EC2M 3TY  England

                           Attention:  Pamela M. Gibson
                           Telecopier:  44-171-920-9000

                           Rowe & Maw
                           20 Black Friars Lane
                           London EC4V 6HD  England

                           Attention:  Andrew Sharples
                           Telecopier:  44-171-782-8844

         (b) If to Apax Partners & Co. Ventures Ltd., addressed as follows:

                           Apax Partners & Co. Ventures Ltd.
                           15 Portland Place
                           London W1N 3AA  England

                           Attention:  Richard Wilson
                           Telecopier:  44-171-636-6475

         (c) If to Warburg, Pincus Ventures, L.P., addressed as follows:

                           E.M. Warburg, Pincus Co. International L.T.D. Almack House
                           28 King Street
                           London SW1Y 6QW  England

                           Attention:  Roberto Italia
                           Telecopier: 44-171-321-0881

                           with a copy to:

                           Wilkie Farr & Gallagher
                           35 Wilson Street
                           London  EC2M 2SJ

                           Attention:  William H. Gump
                           Telecopier:  44-171-417-9191

         (d) If to Hancock International Private Equity Partners II - Direct Fund L.P., addressed as follows:

                           HVP Partners, L.L.C.
                           One Financial Center
                           44th Floor
                           Boston, MA 02311
                           USA

                           Attention:  William Johnston
                           Telecopier: (617) 350-0305

         (e) If to Gold and Appel Transfer, S.A. addressed as follows:

                           c/o Walter Anderson
                           2000 L. Street N.W., Suite 200
                           Washington D.C.  20036

                           Telecopier: (202) 736-5065

         (f) If to Abacus (C.I.) Limited, addressed as follows:

                           La Motte Chambers
                           Saint Helier
                           Jersey
                           Channel Islands  JE1 1BJ

                           Attention:  Annette Cabral
                           Telecopier:  44-1534 602002

or to such other address as the relevant party may from time to time advise by notice in writing given pursuant to this Section 4.03. The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery thereof (if delivered by hand), on the third business day following mailing (if delivered by mail), or when transmitted to the telecopier number specified in this Section 4.03 (if delivered by telecopier).

         SECTION 4.04. Survival. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director, officer or partner of such party, or any controlling person of any of the foregoing, and shall survive the transfer of any Registrable Shares by each Shareholder, and the indemnification and contribution provisions set forth in Section 3.05 hereof shall survive termination of this Agreement.

         SECTION 4.05. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

         SECTION 4.06. Transfer of Registration Rights. The registration rights of each Shareholder in this Agreement with respect to any Registrable Shares may be transferred to any person acquiring any of the Registrable Shares held by the Holder; provided, however, that the Company may deny the transfer of such registration rights in any such case if (i) such transfer relates to a sale or other transfer of all of the Registrable Shares to a person who is a competitor of the Company or its subsidiaries in the industry or (ii) any conditions in the following sentence are not met. Each such transfer is contingent on such Shareholder or the transferring person satisfying the following: (i) each Shareholder or transferring person shall have given the Company written notice at or prior to the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being transferred; (ii) such transferee shall have agreed in writing, in form and substance reasonably satisfactory to the Company, to be bound by the provisions of this Agreement; and (iii) immediately following such transfer the further disposition of such securities by each transferee shall be restricted under the Securities Act. Notwithstanding the foregoing, (x ) the aggregate number of Demand Rights that can be exercised by any Shareholder, together with any subsequent Holder of Demand Rights that were initially held by such Shareholder, shall be limited to two; (y) the number of Demand Rights that may be transferred by a Shareholder or any subsequent Holder shall be reduced by one each time a Demand Right is exercised pursuant to Section 3.01 by such Shareholder or such subsequent Holder; and (z) a Shareholder or any subsequent Holder may not include any of its Registrable Shares in a Piggyback Registration pursuant to Section 3.02 if it has transferred all of its Demand Rights but may include its Registrable Shares in such a Piggyback Registration so long as such Shareholder or Holder (1) holds one or two Demand Rights or (2) has exercised a Demand Right pursuant to Section 3.01 of this Agreement.

         SECTION 4.07. Successors and Assigns. Except as otherwise expressly provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties hereto. Except as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

         SECTION 4.08. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         SECTION 4.09. Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect is to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by each of the parties, which shall be binding on all of the parties.

         SECTION 4.10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                              ESPRIT TELECOM GROUP PLC


                                              By:  /s/ Michael Potter
                                                  -------------------
                                                   Name: Michael Potter
                                                   Title: Director


                                              WARBURG, PINCUS VENTURES, L.P.


                                              BY:  Warburg, Pincus & Co.
                                                   its general partner


                                              By: /s/ Dominic Shorthouse
                                                   Name: Dominic Shorthouse
                                                   Title:


                                              APAX VENTURES IV INTERNATIONAL
                                              PARTNERS, L.P.

                                              APAX VENTURES IV APAX UK V-A, L.P


                                              APAX UK V-B


                                              BY: APAX PARTNERS & CO.  VENTURES
                                                  LTD., as manager of Apax
                                                  Ventures IV  International
                                                  Partners, L.P., Apax Ventures
                                                  IV, Apax UK V-A, L.P. and
                                                  Apax UK V-B

                                               By:  /s/ J.P. McMonigall
                                                    Name: J.P. McMonigall
                                                    Title: Director


                                                  Apax Partners & Co. Ventures
                                                  Ltd. is executing this
                                                  Agreement   solely
                                                  as manager of Apax
                                                  Ventures  IV, Apax
                                                  Ventures        IV
                                                  International
                                                  Partners,    L.P.,
                                                  Apax UK V-A,  L.P.
                                                  and  Apax  UK  V-B
                                                  and     not     as
                                                  principal
                                                  hereunder


                                                  HANCOCK INTERNATIONAL PRIVATE
                                                  EQUITY PARTNERS II -
                                                  DIRECT FUND L.P.



                                                  BY:  BACK BAY PARTNERS
                                                       XVI   L.P., as  general
                                                       partner  of Hancock
                                                       International Private
                                                       Equity Partners II
                                                       - Direct Fund L.P.


                                                  BY:  HVP PARTNERS, L.L.C.,
                                                       as managing general
                                                       partner of Back Bay
                                                       Partners XVI L.P.


                                                  By:  /s/ William A. Johnston
                                                       Name: William A. Johnston
                                                       Title: Managing Director


                                                  GOLD AND APPEL TRANSFER, S.A.


                                                  By:  /s/ Walter Anderson
                                                       Name:   Walter Anderson
                                                       Title:  Attorney-in-Fact
                                                               and Secretary


                                                  ABACUS (C.I.) LIMITED

                                                  BY:    Michael Allen Potter


                                                  pursuant to a power of
                                                  attorney granted by Abacus
                                                  (C.I.) Limited


                                                  By: /s/ Michael Allen Potter
                                                      Name: Michael Allen Potter